UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35629 (Commission File Number)	45-5538095 (IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441
(Address of principal executive offices, including ZIP code)

(763) 852-2901
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2014, Tile Shop Holdings, Inc. (the “Company”), The Tile Shop, LLC, Tile Shop Lending, Inc., and certain subsidiaries of the Company as borrowers and guarantors (collectively, the “Loan Parties”) entered into Amendment No. 4 to the Credit Agreement (the “Amendment”) by and between the Loan Parties, the Lenders (as defined in the Amendment) and Bank of America, N.A.

The Amendment modified the Consolidated Total Rent Adjusted Leverage Ratio schedule for future periods commencing September 30, 2014.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is set forth as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None.

(b)  Pro Forma Financial Information: None.

(c)  Shell Company Transactions: None.

(d)  Exhibits:

10.1      Amendment No. 4 to Credit Agreement dated September 29, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By: /s/ Kirk Geadelmann
Date: September 29, 2014	Name: Kirk Geadelmann
Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

TILE SHOP HOLDINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 29, 2014	001-35629

Exhibit No.	Description

10.1	Amendment No. 4 to Credit Agreement dated September 29, 2014